                                                                    Exhibit 10.4


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "ACTS"). NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED- SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

                                     WARRANT

                           to Purchase Common Stock of
                 AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
                           Expiring on April 30, 2000


         THIS IS TO CERTIFY THAT, for value received, SANDERS MORRIS MUNDY INC., a Texas corporation, or permitted assigns, is entitled to purchase from AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, a Delaware corporation (the "Company"), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per unit of $30,000 (as adjusted pursuant to the terms of this Warrant, the "Exercise Price"), 22.75 units (the "Units") each consisting of 2,500 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $1.00 par value, of the Company (the "Common Stock"), and 500 common stock purchase warrants (the "Unit Warrants") with an exercise price of $12.00 per Unit, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., E.S.T., on April 30, 2000.

         Certain Terms used in this Warrant are defined in Article IV.

                                    ARTICLE I

                               Exercise of Warrant

         1.1 Method of Exercise. This Warrant may be exercised as a whole or in part from time to time. To exercise this Warrant, the holder hereof or permitted assignees of all rights of the registered owner hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder or such permitted assignees of the holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full Of the Exercise Price (in the manner described below) for all Warrant Shares and Unit Warrants purchased hereunder, and (c) this Warrant. Subject to compliance with Section 3.l(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and Unit Warrants and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date." Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder certificate(s) for the full number of the Warrant Shares and Unit Warrants purchasable by such holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all the Warrant Shares, (a) in cash or by certified or cashier's check or (b) by surrendering Warrant Shares having a Current Market value equal to the Exercise Price for all the Warrant Shares, so purchased. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

         1.2 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one-half a share.

                                   ARTICLE II

                            Warrant Office; Transfer

         2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 5000 Westown Parkway, Suite 440, Des Moines, Iowa 50266 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder of this Warrant. The Company shall maintain, at the Warrant Office, a register for the Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

         2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The registered holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.

         2.4 Required Registration. The registered holder of this Warrant shall be entitled to all of the rights and benefits of a shareholder under the Registration Rights Agreement, dated April 30, 1997 (the "Registration Rights Agreement"), between the Company and certain of its shareholders. The Warrant Shares shall be considered Registrable Securities under the Registration Rights Agreement. The terms of the Registration Rights Agreement are hereby incorporated herein by reference for all purposes and shall be considered a part of this warrant as if they had been fully set forth herein.

         2.5 Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the registered holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         2.6 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than securities and transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

         2.7 Compliance with Securities Laws. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and Unit Warrants and resales or other transfers of such Shares or Warrants pursuant to the Securities Act:

         (a) The holder hereof agrees that the Warrant Shares and Unit Warrants shall not be sold or otherwise transferred unless the Warrant Shares or Unit Warrants are registered under the Securities Act and state securities laws or are exempt therefrom.

          (b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares and the Unit
Warrants:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation that registration is not required under any of such acts."

          (c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares and the Unit Warrants so as to restrict resale or other transfer thereof, subject to this Section 2.7.

                                   ARTICLE III

                            Anti-Dilution Provisions

         3.1 Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price shall be subject to adjustment from time to time as hereinafter in this Article III provided. Upon each adjustment of the Exercise Price, except pursuant to 3.l(a)(v), the registered holder of the Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share pursuant to Section 1.2) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a) Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

                  (i) Issuances of Common Stock. If, at any time, the Company shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price applicable immediately prior to such issuance, the Exercise Price -in effect immediately prior to each such issuance shall immediately (except as provided below) be adjusted by reducing such Exercise Price to an amount equal to the greater of (A) the result obtained by dividing (x) the consideration, if any, received by the Company upon such issuance by (y) the total number of shares of Common Stock issued by the Company and (B) $1.00.

         For the purpose of any adjustment of the Exercise Price pursuant to this clause (i) of this Section 3.l(a), the following provisions shall be applicable:

                  (A) Cash. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the. amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any reasonable discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good faith, irrespective of any accounting treatment; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                  (C) Options and Convertible Securities, etc. In case, at any time,. the Company shall issue any (i) options, warrants or other rights to purchase or acquire Common Stock other than Excluded Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exercisable), or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), the Exercise Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined in accordance with
         Section 3.1(a)(i) and the following:

                  (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclasses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                  (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities and the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B) above);

                  (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or of exchange for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change;

                  (4) on the expiration or cancellation of any such options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such securities; and

                  (5) if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the initial Exercise Price shall be made pursuant to this
         Section 3. l(a)(i)(C).

                  (ii) Excluded Stock. "Excluded Stock" shall mean shares of Conunon Stock issued or reserved for issuance by the Company (A) upon exercise of any stock purchase warrant issued by the Company prior to April 30, 19979 (B) upon exercise of any options or warrants issued to officers, directors or employees of the Company pursuant to a stock option incentive plan approved by the Board of Directors of the Company (provided that the aggregate number of shares of Common Stock which may be issued under any employee stock option incentive plans shall not exceed 20 % of the issued and outstanding shares of Common Stock of the company), (C) upon exercise of this Warrant, (D) to David J. Noble pursuant to the terms of the Stock Option Agreement dated as of ______________, 199_, (E) pursuant to the terms of any deferred compensation plan instituted by the Company for the benefit of certain national marketing organizations acting on behalf of the Company or certain officers of the Company or its subsidiaries which plan is approved by the Board of Directors of the Company, or (F) pursuant to a stock dividend, subdivision or split-up covered by clause (iv) of this
         Section 3. l(a).

                  (iii) Stock Dividends. If the number of shares of Common Stock outstanding at any time after the date of this Warrant is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately after the record date fixed for the determinatioa of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the Exercise Price shall be appropriately adjusted so that the ad usted Exercise Price shall bear the same relation to the Exercise Price in effect immediately prior to such adjustment as the total number of shares of Common Stock outstanding immediately prior to such action shall bear to the total number of shares of Common Stock outstanding immediately after such action.

                  (iv) Combination of Stock. If the number of shares of Common Stock outstanding at any tirne after the date of issuance of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the Exercise Price shall be appropriately adjusted so that the adjusted Exercise Price shall bear the same relation to the Exercise Price in effect immediately prior to such adjustment as the total number of shares of Common Stock outstanding immediately prior to such action shall bear to the total number of shares of Common Stock outstanding immediately after such action.

                  (v) Reorganizations, etc. In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company with or into any other Person or of the sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person, this Warrant shall, after such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer, be exercisable for the number of shares of stock or other securities or property to which the Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer if such exercise had taken place; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. Jn case of any distribution by the Company of any security (including rights or warrants to subscribe for any such securities, evidences of its indebtedness, cash or other assets to all of the holders of its Common Stock, then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction the numerator of which shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price on the record date mentioned below, less the fair market value (as determined in good faith by the Board of Directors) of the securities, evidences of its indebtedness, cash or other assets distributed by the Company and the denominator of which shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price; such adjustment shall become effective as of the record date for the determination of stockholders entitled to receive such distribution. The subdivision or combination of shares of Common Stock issuable upon exercise of this Warrant at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this clause (v).

                  (vi) Rounding of Calculations; Minimum Adjustment. All calculations under this Section 3.1(a) and under Section 3.1(b) shall be made to the nearest cent or to the nearest whole share (as provided in Section 1.2) share, as the case may be. Any provision of this
         Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or arnounts so carried forward, shall aggregate one percent or more.

                  (vii) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this
         Section 3.l(a) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of this Warrant after such record date and before the occurrence of such event the additional shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock or other property issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares or other property, and such cash, upon the occurrence of the event requiring such adjustment.

         (b) Current Market Price. The Current Market Price shall mean, as of any date, 5 % of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Conimon Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") for National Market Issues, or (iii) if the Common Shares shall not be included in the NASDAQ National Market System on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in such market as reported by NASDAQ, or
(iv) if there be no such representative prices reported by NASDAQ, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market as reported by the National Quotation Bureau, Inc., or any successor organization. For purposes of determining Current Market Price, the term "Trading Day" shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories (i), (ii), (iii) and (iv), and the "end" thereof, for the purposes of categories (iii) and (iv), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date determined by the Board of Directors in good faith, irrespective of any accounting treatment.

         (c) Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in Section 3.l(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the holder of this Warrant. Each such statement shall be signed by the Company's chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be maued under the provisions of
Section 3.l(d).

         (d) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (iii), (iv), or (v) of Section 3.1(a), the Company shall give notice to the holder of this Warrant, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (e) Treasury Stock. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.

         3.2 Costs. The registered holder of this Warrant shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of this Warrant; provided further, and not in limitation of the foregoing, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The holder of this Warrant shall reimburse the Company for any such taxes assessed against the Company.

         3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant and the Unit Warrants, sufficient shares of Common Stock to provide for the exercise hereof.

         3.4 Valid Issuance. All shares of Common Stock and Unit Warrants which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).


                                   ARTICLE IV

                                  Terms Defined

         As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:


         Board of Directors - the Board of Directors of the Company.

         Common Stock - the Company's authorized Common Stock, $1.00 par value per share.

         Company - American Equity Investment Life Holding Company, a Delaware corporation, and any other corporation assuming or required to assume the obligations undertaken in connection with this Warrant.

         Current Market Price - Section 3.l(b).

         Outstanding - when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

         NASDAQ -- Section 3.1(b).

         Person - any individual, corporation, partnership, trust, organization, association or other entity or individual.

         Securities Act - the Securities Act of 1933 and the rules and regulations thereunder, all as the same shall be in effect at the time.

         Trading Day -- Section 3. l(b).

         Units -- the investment units each consisting of 2,500 shares of Conunon Stock of the Company and 500 Unit Warrants.

         Unit Warrants - the common stock purchase warrants issued by the Company entitling the holder thereof to purchase shares of the Common Stock of the Company at an exercise price of $12.00 per share for a term of two years from their date of issuance.

         Warrant - this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or 6.8.

         Warrant Office - Section 2. 1.

         Warrant Shares - shall mean the shares of Common Stock purchased or purchasable by the registered holder of this Warrant or the permitted assignees of such holder upon exercise thereof pursuant to Article I hereof.

                                    ARTICLE V

                             Covenant of the Company

         The Company covenants and agrees that this Warrant shall be bidding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.


                                   ARTICLE VI

                                  Miscellaneous

         6.1 Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the shares which it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

         6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived t any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the

Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

         6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

         6.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 5000 Westown Parkway, Des Moines, Iowa 50266 or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

         6.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as sliall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Compaay will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issm under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly cancelled by the Company upon the


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

surrender hereof in connection with any exchange or replacement. The registered holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

         6.9 Assignment; Binding Fffect. Subject to the provisions of Section
2.3 and Article V, this Agreement shall be binding upon and inure to benefit of the Company and the holder of this Warrant and their respective heirs, executors, administrators, successors, and assigns.

         6.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: May 12, 1997

                         AMERICAN EQUITY INVESTMENT LIFE
                         HOLDING COMPANY



                         By: /s/ D.J. Noble
                             ----------------------------
                             D.J. Noble, President

                               SUBSCRIPTION NOTICE

         The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests
(a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, ______________________________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.



                                   ------------------------------


Dated: _________________, 1999


                                   ASSIGNMENT

For value received, ___________________________hereby sells, assigns and transfers unto __________________________________the within Warrant, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant on the books of the Company, with full power of substitution.



                                   -----------------------------


Dated: __________________, 1999



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